                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               November 12, 2001

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on November 12, 2001 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of October 1, 2001 through October 31, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADVANTA EQUIPMENT RECEIVABLES
                                          SERIES 2000-1 LLC,
                                          As Registrant

                                          By    /s/  KIRK WEILER
                                                ----------------

                                          Name:  Kirk Weiler
                                          Title: Manager

Dated: November 12, 2001


                                                                               4
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                                  Exhibit Index

Exhibit No.                                                                 Page
-----------                                                                 ----
       21.1   Monthly Servicer's Certificate dated November 12, 2001           8
              prepared by the Servicer and sent to the Trustee pursuant
              to Section 2.01 (a) of the Series 2000-1 Transfer and
              Servicing Agreement covering the period of October 1, 2001 through October 31, 2001.


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NOTE:

We hit the Cumulative Net Loss Percentage trigger event as of the end of October 2001 collection period. The Cumulative Net Loss Percentage exceeded the Loss Trigger Level Percentage of 6.00%.

Principal payments will now be made sequentially, so that available funds, after paying amounts due to the trustee and the servicer and after paying interest on the notes, are applied to pay the full principal amount of each class before any amount is used to pay the next class. As such, principal will be paid in full on Class A-1, then Class A-2, then Class A-3, then Class B, then Class C, then Class D, then Class E and, finally, Class F.

Amounts in the reserve account were withdrawn as of the end of the October 2001 collection period and used to pay the most senior class of notes outstanding, Class A-2.

If a trigger event is cured, then payment of the monthly principal payment amount to each of the classes based upon the Class A percentage, Class B percentage, Class C percentage, Class D percentage, Class E percentage and Class F percentage will resume. We do not expect this trigger event to be cured.


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